                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549



                                   FORM 8-K

                                CURRENT REPORT



                    PURSUANT TO SECTION 13 OR 15(d) OF THE

                      SECURITIES AND EXCHANGE ACT OF 1934



                              September 22, 2000
              --------------------------------------------------
               Date of Report (Date of Earliest Event Reported)



                   INCOME OPPORTUNITY REALTY INVESTORS, INC.
           ---------------------------------------------------------
            (Exact Name of Registrant as Specified in its Charter)



        Nevada                         1-14784                75-2615944
-------------------------------------------------------------------------------
(State of Incorporation)            (Commission              (IRS Employer
                                      File No.)           Identification No.)



    1800 Valley View Lane, Suite 300,          Dallas, TX         75234
-------------------------------------------------------------------------------
(Address of Principal Executive Offices)                        (Zip Code)


Registrant's Telephone Number, Including Area Code: (469) 522-4200
                                                   ---------------


        10670 North Central Expressway, Suite 300, Dallas, Texas  75231
      -------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS
---------------------------------------------

On September 22, 2000, Income Opportunity Realty Investors, Inc. ("IORI") sold the 126 unit Eastpoint Apartments in Mesquite, Texas, approximately 3.1% of IORI's assets at December 31, 1999, for $5.6 million. IORI received net cash of $1.8 million after the payoff of the $3.2 million mortgage secured by the property and payment of various closing costs. A gain of $2.2 million was recognized on the sale.

On September 20 , 2000, IORI sold the Etheredge and Fambrough land, 75.0 acre and 75.1 acre parcels of unimproved land in Collin County, Texas, aggregating approximately 4.2% of IORI's assets at December 31, 1999, for $4.8 million. IORI received net cash of $1.6 million after payoff of $2.9 million in mortgage debt and the payment of various closing costs. A gain of $436,000 was recognized on the sale. These parcels were purchased in April 2000.

The sale of these properties, when aggregated with other property purchases and sales in 2000, have made IORI exceed 10% of its assets at December 31, 1999.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS
-----------------------------------------

(a)  Proforma financial information

In addition to the Eastpoint, Etheredge and Fambrough sales discussed above, IORI has purchased five apartments and three parcels of undeveloped land in 2000. The properties, located in Texas, were purchased for a total of $18.8 million in separate transactions from unaffiliated sellers and represent approximately 20% of IORI's assets at December 31, 1999. IORI paid a total of $4.5 million in cash and financed the remainder of the purchase prices. The mortgages bear interest at 10.0% or variable per annum and mature from 2001 to 2003.

IORI has previously provided audited statements of operations for the apartment complexes acquired during 2000, totaling $11.0 million or 16.1% of IORI's assets at December 31, 1999. See IORI's Current Report on Form 8-K dated May 25, 2000.

In addition to the purchases described above, during 2000 IORI has sold two apartments and two office buildings. In connection with the sales, IORI received net cash proceeds totaling $27.1 million, after the payoff or assumption of $16.1 million in existing mortgage debt and the payment of various closing costs associated with the sales. IORI recognized a total gain on these sales of $17.1 million.

Proforma statements of operations are presented for the year ended December 31, 1999 and the six months ended June 30, 2000. The proforma statements of operations present IORI's operations as if the transactions described above had occurred at January 1, of each of the periods presented. A proforma balance sheet as of June 30, 2000 is also presented. The proforma balance sheet presents the Eastpoint and Etheredge and Fambrough land purchases, described above, as if they had occurred at January 1, 2000.

                   INCOME OPPORTUNITY REALTY INVESTORS, INC.
                               PROFORMA COMBINED
                          CONSOLIDATED BALANCE SHEET
                                 June 30, 2000

                                                                                          Adjustments
                                                                                ------------------------------
                                                                               Etheredge
                                                                               and
                                                                               Fambrough            Eastpoint
                                                             Actual /(1)/      Land /(1)/         Apartments /(1)/    Proforma
                                                           ---------------  -----------------   -------------------  ----------
                     Assets                                                        (dollars in thousands)
                     ------
Real estate held for investment, net of accumulated
 depreciation........................................       $ 67,950          $    (3,997)           $  (2,868)        $ 61,085
Investments in partnerships..........................             82                   --                   --               82
Cash and cash equivalents............................         18,297                1,554                1,804           21,655
Other assets.........................................          3,252                   64                   (6)           3,310
                                                            --------          -----------            ---------         --------
                                                            $ 89,581          $    (2,379)           $  (1,070)        $ 86,132
                                                            ========          ===========            =========         ========

          Liabilities and Shareholders' Equity
          ------------------------------------

Liabilities
Notes and interest payable...........................       $ 48,559          $    (2,814)           $  (3,249)        $ 42,496
Other liabilities....................................          2,481                   --                   --            2,481
                                                            --------          -----------            ---------         --------
                                                              51,040               (2,814)              (3,249)          44,977

Commitments and contingencies

Shareholders' equity
Common Stock, $.01 par value; 10,000,000 shares,
 issued and outstanding 1,530,379 shares.............             15                   --                   --               15
Paid-in capital......................................         63,882                   --                   --           64,882
Accumulated distributions in excess of accumulated
 earnings............................................        (26,321)                 435                2,179          (23,707)
Treasury stock at cost...............................            (35)                  --                   --              (35)
                                                            --------          -----------            ---------         --------
                                                              38,541                  435                2,179           41,155
                                                            --------          -----------            ---------         --------

                                                            $ 89,581          $    (2,379)           $  (1,070)        $ 86,132
                                                            ========          ===========            =========         ========

__________________________

(1)  Assumes sale by IORI on January 1, 2000.
(2) The balance sheet effect of all other 2000 property purchases and sales are included in the June 30, 2000 actual balances presented.

                   INCOME OPPORTUNITY REALTY INVESTORS, INC.
                               PROFORMA COMBINED
                            STATEMENT OF OPERATIONS
                        SIX MONTHS ENDED JUNE 30, 2000


                                                                                     Adjustments
                                                         ----------------------------------------------------------------
                                                                                                           Properties
                                                                   Properties Eliminated                     Added
                                                         ----------------------------------------------------------------
                                                              Etheredge
                                                                 and                                 Apartments
                                                              Fambrough      Eastpoint                  and
                                               Actual            Land       Apartments    Sales         Land       Proforma
                                        -----------------   ------------   ------------ ----------  -----------  -------------
                                                                           (dollars in thousands)
Property revenue
 Rents.............................          $    7,738     $      --      $      475   $  1,771    $      701     $    6,193

Property expense
 Property operations...............               3,619            --             226        677           297          3,013
                                             ----------     ---------      ----------   --------    ----------     ----------
  Operating income (loss)..........               4,119            --             249      1,094           404          3,180

Other income
 Interest..........................                  98            --              --         --            --             98
 Equity in (loss) of partnerships..                 (69)           --              --         --            --           (69)
 Gain on sale of real estate.......              17,022            --              --         --            --         17,022
                                             ----------     ---------      ----------   --------    ----------     ----------
                                                 17,051            --              --         --            --         17,051

Other expenses
 Interest..........................               2,771            70             131        576           248          2,242
 Depreciation......................               1,324            --              55        246            69          1,092
 Advisory fee to affiliate.........                 335            --              --         --            --            335
 Net income fee to affiliate.......               1,219            --              --         --            --          1,219
 General and administrative........                 487            --              --         --            --            487
                                             ----------     ---------      ----------   --------    ----------     ----------
                                                  6,136            70             186        822           317          5,375
                                             ----------     ---------      ----------   --------    ----------     ----------

Net income (loss)..................          $   15,034     $      70      $       63   $    272    $       87     $   14,856
                                             ==========     =========      ==========   ========    ==========     ==========

Earnings per share
 Net income........................          $     9.82                                                            $     9.71
                                             ==========                                                            ==========

Weighted average shares of Common
 Stock used in computing earnings
 per share.........................           1,530,379                                                             1,530,379
                                             ==========                                                            ==========

   The accompanying footnotes are an integral part of this Proforma Combined
                            Statement of Operations.

                   INCOME OPPORTUNITY REALTY INVESTORS, INC.
                          NOTES TO PROFORMA COMBINED
                            STATEMENT OF OPERATIONS
                        SIX MONTHS ENDED JUNE 30, 2000



1. The Proforma Combined Statement of Operations assumes that each property was purchased or sold by IORI on January 1, 2000. Proforma operating results for property purchases are from January 1 through the respective dates of purchase only. Results subsequent to the dates of purchase are included in the "Actual" column.



2. Operating results for sold properties are their actual operating results from January 1 to their respective date of sale.

                   INCOME OPPORTUNITY REALTY INVESTORS, INC.
                               PROFORMA COMBINED
                            STATEMENT OF OPERATIONS
                         YEAR ENDED DECEMBER 31, 1999

                                                                                     Adjustments
                                                                        ------------------------------------
                                                                                                  Properties
                                                                          Properties Eliminated      Added
                                                                        ------------------------  ----------
                                                                                                  Apartments
                                                                         Eastpoint                    and
                                                           Actual        Apartments      Sales       Land        Proforma
                                                         ----------     ------------   ---------  ----------    ----------
                                                                         (dollars in thousands)
Property revenue
 Rents...........................................        $   15,968     $        921   $   7,509  $    2,802    $   10,340

Property expense
 Property operations.............................             6,768              420       2,842       1,186         4,692
                                                         ----------     ------------   ---------  ----------    ----------
   Operating income <loss>.......................             9,200              501       4,667       1,616         5,648

Other income
 Interest........................................                29               --           6          --            23
 Equity in income/<loss> of partnerships.........               148               --          --          --           148
 Gain on sale of real estate.....................             1,525               --          --          --         1,525
                                                         ----------     ------------   ---------  ----------    ----------
                                                              1,702               --           6          --         1,696
Other expenses
 Interest........................................             5,658              256       2,385         993         4,010
 Depreciation....................................             2,723              110       1,039         309         1,883
 Advisory fee to affiliate.......................               371               --          --          --           371
 Net income fee to affiliate.....................                81               --          --          --            81
 General and administrative......................               747               --          --          --           747
                                                         ----------     ------------   ---------  ----------    ----------
                                                              9,580              366       3,424       1,302         7,092
                                                         ----------     ------------   ---------  ----------    ----------

Net income <loss>................................        $    1,322     $        135   $   1,249  $      314    $      252
                                                         ==========     ============   =========  ==========    ==========

Earnings per share
 Net income......................................        $      .87                                             $      .16
                                                         ==========                                             ==========

Weighted average shares of Common Stock used in
 in computing earnings per share.................         1,527,386                                              1,527,386
                                                         ==========                                             ==========


   The accompanying footnotes are an integral part of this Proforma Combined
                           Statement of Operations.

                   INCOME OPPORTUNITY REALTY INVESTORS, INC.
                          NOTES TO PROFORMA COMBINED
                            STATEMENT OF OPERATIONS
                         YEAR ENDED DECEMBER 31, 1999



1. The Proforma Combined Statement of Operations assumes that each property was purchased or sold by IORI on January 1, 1999.


2. The proforma interest adjustments is based on the mortgages obtained or assumed for each property at the date of purchase. The proforma depreciation adjustment is based on each property's purchase price depreciated under IORI's established depreciation policies.


3. Operating results for sold properties are their actual operating results for the year ended December 31, 1999.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS
-------------------------------------------


(b)   Financial statements of property acquired:


Exhibit
Number                                  Description
-------         --------------------------------------------------------------

 99.0 Frankel Family Trust Apartments, Audited Statement of Revenue and Direct Operating Expenses for the year ended December 31, 1999 (incorporated by reference to Exhibit No. 99.0 to the Registrant's Current Report on Form 8-K, dated May 25, 2000).

                                SIGNATURE PAGE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


                                      INCOME OPPORTUNITY REALTY INVESTORS, INC.



Date:    October 12, 2000             By: /s/ Mark W. Branigan
     ------------------------            -----------------------------------
                                         Mark W. Branigan
                                         Executive Vice President and
                                         Chief Financial Officer
                                         (Principal Financial Officer)